                                                                    EXHIBIT 99.3

                               GTI Telecom, Inc.

                                Balance Sheets
                                  (Unaudited)

                                                                                       March 31,        December 31,
                                                                                         1997               1996
                                                                                     -------------      ------------
                               ASSETS
Current Assets:
  Cash and cash equivalents                                                          $  2,686,764        $   600,614
  Accounts receivable, net of allowance for doubtful accounts                           2,109,088          1,602,180
  Inventories                                                                             707,512            733,838
  Note Receivable from shareholder                                                      1,291,983          1,279,483
  Other current assets                                                                  1,422,511          1,619,773
  Prepaid Expenses                                                                         78,312             16,033
                                                                                     ------------        -----------
       Total current assets                                                             8,296,170          5,851,921
                                                                                     ------------        -----------
Property and equipment, net                                                             2,078,567          1,829,159
Intangible assets, net of accumulated amortization                                        293,261            202,423
Deposits                                                                                   27,360             27,360
                                                                                     ------------        -----------
                                                                                     $ 10,695,358        $ 7,910,863
                                                                                     ============        ===========


                                LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities:
 Accounts payable                                                                    $  1,879,037        $ 6,940,820
 Accrued expenses                                                                       2,182,925          1,061,329
 Deferred revenue                                                                       5,524,379          5,671,907
 Customer deposits                                                                      4,490,240          2,180,075
 Excise and sales tax payable                                                                  --          2,302,226
 Notes payable - Worldcom                                                               5,158,485                 --
 Treasury stock repurchase debt                                                           732,150          1,319,688
 Current portion of capital leases payable                                                147,324            187,481
                                                                                     ------------        -----------
      Total current liabilities                                                        20,114,540         19,663,526
                                                                                     ------------         ----------
Treasury stock repurchase debt and notes payable                                          244,203            244,203
Capital leases payable                                                                    417,866            417,866
                                                                                     ------------         ----------
      Total liabilities                                                                20,776,609         20,325,595
                                                                                     ------------         ----------
Stockholder's Deficit:
Preferred Stock:
   Authorized-- 5,000,000 shares,
   No shares issued and outstanding                                                     3,500,000                 --
 Common stock, $.001 par-
   Authorized--10,000,000 shares
   Issued and outstanding--1,000 shares                                                         1                  1
 Additional paid-in capital                                                                83,707             83,707
 Accumulated deficit                                                                  (11,054,647)        (9,888,128)
 Treasury stock--500 common shares in treasury, at cost                                (2,610,312)        (2,610,312)
                                                                                     ------------        -----------
       Total stockholder's deficit                                                    (10,081,251)       (12,414,732)
                                                                                     ------------        -----------
Commitments, contingencies and subsequent events                                     $ 10,695,358        $ 7,910,863
                                                                                     ============        ===========

The accompanying notes are an integral part of these unaudited financial statements.

                              GTI TELECOM, INC.

                           Statements of Operations
                                  (Unaudited)

                                                                    Three Months Ended March 31,
                                                                ------------------------------------
                                                                    1997                    1996
                                                                -----------              -----------
Revenues                                                        $ 6,124,597              $ 4,456,579

Cost of Revenues                                                  4,906,033                3,197,302
                                                                -----------              -----------

     Gross profit                                                 1,218,564                1,259,277

Selling, General and Administrative Expenses                      2,202,509                1,754,094
                                                                -----------              -----------

     Loss from operations                                          (983,945)                (494,817)

Other Income (Expense):
Interest Expense                                                   (222,973)                 (29,874)
Other Income, net                                                    40,399                   39,642
                                                                -----------              -----------
                                                                   (182,574)                   9,768
                                                                -----------              -----------

     Net loss                                                   $(1,166,519)             $  (485,049)
                                                                -----------              -----------

Net Loss per Common Share                                       $ (2,333.04)             $   (970.10)
                                                                ===========              ===========

Weighted Average Number of Common
Shares Outstanding                                                      500                      500
                                                                ===========              ===========

  The accompanying notes are an integral part of these unaudited financial statements.

                               GTI TELECOM, INC.

                           Statements of Cash Flows
                                  (Unaudited)

                                                                               Three Months Ended March 31,
                                                                               ----------------------------
                                                                                  1997             1996
                                                                               -----------      -----------
Cash Flows from Operating Activities:
 Net loss                                                                      $(1,166,519)     $  (485,048)
 Adjustments to reconcile net loss to net cash used in
 operating activities-
  Depreciation and amortization                                                    207,657          149,547
  Changes in assets and liabilities-
    Accounts receivable                                                           (506,908)        (740,828)
    Inventories                                                                     26,326           30,152
    Other current assets                                                           197,262         (507,867)
    Prepaid expenses                                                               (62,279)         (16,033)
    Accounts payable                                                            (5,061,783)       1,372,380
    Accrued expenses                                                             1,121,596           54,183
    Deferred revenue                                                              (147,528)        (474,101)
    Customer Deposits                                                            2,310,165         (302,051)
    Excise & Sales Tax Payable                                                  (2,302,226)          94,593
                                                                               -----------      -----------
        Net cash used in operating activities                                   (5,384,237)        (825,073)
                                                                               -----------      -----------
Cash Flows from Investing Activities:
 Note receivable from stockholder                                                  (12,500)        (218,016)
 Purchases of property and equipment                                              (404,918)              --
 Proceeds from sale of property and equipment                                           --           16,595
 (Increase) decrease in intangible assets                                         (142,985)          13,578
 Deposits                                                                               --         (101,751)
                                                                               -----------      -----------

        Net cash used in investing activities                                     (560,403)        (289,594)
                                                                               -----------      -----------

Cash Flows from Financing Activities:
 Proceeds from Worldcom note payable                                             5,158,485               --
 Proceeds from sale of preferred stock                                           3,500,000               --
 Payments on treasury stock repurchase                                            (587,538)        (450,000)
 Payments on capital lease obligation                                              (40,157)         (85,127)
 Payments on other long-term liabilities                                                --         (155,828)
                                                                               -----------      -----------

        Net cash provided by (used in) financing activities                      8,030,790         (690,955)
                                                                               -----------      -----------

Net (Decrease) Increase in Cash and Cash Equivalents                             2,086,150       (1,805,622)

Cash and Cash Equivalents, beginning of period                                     600,614        1,814,568
                                                                               -----------      -----------

Cash and Cash Equivalents, end of period                                       $ 2,686,764      $     8,946
                                                                               ===========      ===========

                               GTI TELECOM, INC.
                                  (Unaudited)

1. Basis of Presentation

   The interim financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the results for the interim periods. These interim financial statements should be read in conjunction with the financial statements and notes thereto included herein for the year ended December 31, 1996. The interim results of operations are not necessarily indicative of the results for the entire year ending December 31, 1997.